UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  June 28, 2019

(Date of earliest event reported)

The Kroger Co.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On June 27, 2019, the Company held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on May 1, 2019, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 806,682,213 common shares of the Company issued and outstanding. At the Annual Meeting, the shareholders elected eleven directors to serve until the annual meeting in 2020, or until their successors have been elected and qualified; approved the Company’s executive compensation on an advisory basis; approved an amendment to the Company’s Regulations to permit Board amendments in accordance with Ohio law; approved The Kroger Co. 2019 Long-Term Incentive Plan; ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2019; rejected a shareholder proposal to issue a report assessing the assessing the environmental impacts of continuing to use unrecyclable brand packaging; and rejected a shareholder proposal recommending adoption of a policy to require the Chair of the Board to be independent.

The final results are as follows:

Director Election Proposal	For	Against	Abstain	Broker Non-Votes
Nora A. Aufreiter	636,426,515	9,704,487	3,655,907	75,333,087
Anne Gates	636,606,008	9,959,390	3,221,511	75,333,087
Susan J. Kropf	604,802,329	41,810,482	3,174,098	75,333,087
W. Rodney McMullen	568,600,529	74,306,007	6,880,373	75,333,087
Jorge P. Montoya	605,032,465	41,041,698	3,712,746	75,333,087
Clyde R. Moore	584,896,210	61,418,192	3,472,507	75,333,087
James A. Runde	605,099,747	41,117,138	3,660,024	75,333,087
Ronald L. Sargent	577,988,343	68,528,930	3,269,636	75,333,087
Bobby S. Shackouls	577,175,650	68,741,497	3,869,762	75,333,087
Mark S. Sutton	637,529,330	8,806,697	3,450,882	75,333,087
Ashok Vemuri	636,067,271	9,943,132	3,776,506	75,333,087

Other Proposals	For	Against	Abstain	Broker Non- Votes
Advisory vote approving executive compensation	578,461,619	67,311,782	4,013,508	75,333,087
Approve The Kroger Co. 2019 Long-Term Incentive Plan	569,520,515	36,735,975	3,530,419	75,333,087
Approve an amendment to the Company’s Regulations to permit Board amendments in accordance with Ohio law	618,827,990	27,346,478	3,612,441	75,333,087
Ratification of PricewaterhouseCoopers LLP as independent auditor for fiscal year 2019	683,384,010	38,989,944	2,746,042	—
Shareholder proposal to issue a report assessing the environmental impacts of using unrecyclable packaging	249,176,559	392,214,547	8,395,803	75,333,087
Shareholder proposal recommending adoption of a policy to require the chair of the board to be independent	214,566,331	430,389,351	4,831,227	75,333,087

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

June 28, 2019	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel